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Annual Report

June 30, 2001

Apex
Municipal Fund,
Inc.

www.mlim.ml.com

APEX MUNICIPAL FUND, INC.

Managed Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

Quality Profile

The quality ratings of securities in the Fund as of June 30, 2001 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ...........................................................       7.2%
BBB/Baa ...........................................................      13.9
BB/Ba .............................................................      15.3
B/B ...............................................................       6.2
CCC/Caa ...........................................................       0.1
NR (Not Rated) ....................................................      55.0
Other+ ............................................................       0.5
--------------------------------------------------------------------------------
+     Temporary investments in short-term municipal securities.

                                        Apex Municipal Fund, Inc., June 30, 2001

DEAR SHAREHOLDER

For the year ended June 30, 2001, Apex Municipal Fund, Inc. earned $0.596 per share income dividends, which included earned and unpaid dividends of $0.049. This represents a net annualized yield of 6.30%, based on a month-end net asset value of $9.45 per share. Over the same period, the Fund's total investment return was +8.48%, based on a change in per share net asset value from $9.33 to $9.45, and assuming reinvestment of $0.597 per share income dividends. For the six-month period ended June 30, 2001, the Fund's total investment return was +5.54%, based on a change in per share net asset value from $9.26 to $9.45, and assuming reinvestment of $0.301 per share income dividends.

The Municipal Market Environment

During the six-month period ended June 30, 2001, among considerable weekly volatility, long-term fixed-income bond yields generally moved higher. So far in 2001, investors generally focused on the actions taken by the Federal Reserve Board to reverse the ongoing US economic slowdown. US economic growth fell into the 1%-2% range in 2001 after expanding at more than 5% during the first half of 2000. In mid-December 2000, the Federal Reserve Board announced that economic conditions warranted the cessation of the series of short-term interest rate increases initiated in February 2000. Citing declining consumer confidence and weakening industrial production, the Federal Reserve Board at each of their meetings in January, February and March of this year lowered short-term interest rates in an effort to promote stronger US economic growth. Given continued weak equity markets, investors focused on the declining supply of US Treasury securities and forecasts of sizeable Federal budget surpluses. This positive economic environment fostered a significant decline in US Treasury bond yields. By late March 2001, US Treasury bond yields declined approximately 20 basis points (0.20%) to 5.25%.

Despite additional actions by the Federal Reserve Board in April, May and June, fixed-income securities were unable to maintain their earlier market gains. Recovering US stock markets, especially the NASDAQ, caused many investors to reallocate assets out of US Treasury securities to equities. Additionally, many investors believed that the 275 basis point decline in short-term interest rates engineered by the Federal Reserve Board over the last six months would eventually rekindle a strong US economy with concomitant inflationary pressures. In recent months, recovering equity markets, renewed inflationary fears, and the expectation that the US economy will resume strong growth in late 2001 put consistent pressures on fixed-income issues. By the end of June 2001, long-term US Treasury bond yields rose to 5.75%, an increase of approximately 30 basis points over the last six months.

During the last six months, tax-exempt bond yields also reacted to the Federal Reserve Board actions and equity market volatility. However, this reaction was muted in both intensity and degree. In early 2001, municipal bond yields traded in a narrow range supported by a strong US Treasury market and continued investor demand. As it became apparent that any proposed changes in the Federal tax system were unlikely to have any immediate, material impact on existing Federal tax brackets, tax-exempt bond yields responded by moving higher in early 2001. By late March 2001, long-term uninsured revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, approached 5.40%, a decline of approximately 10 basis points from the end of December 2000. Similar to the US Treasury market, tax-exempt bond yields were pushed higher during the remainder of the period by equity market improvement in April, as well as the possibility that the Federal Reserve Board was close to the end of its current interest rate easing cycle. At the end of June 2001, long-term municipal bond yields rose to approximately 5.50%, although over the past six months, they rose approximately five basis points.

The recent relative outperformance of the tax-exempt bond market was particularly impressive given the dramatic increase in long-term municipal bond issuance during the June 2001 quarter. Historically, low municipal bond yields have continued to allow municipalities to refund outstanding, high-couponed debt. Also, as yields rose in early April, tax-exempt issuers rushed to issue new financing, fearing higher yields in the coming months. During the past six months, almost $135 billion in long-term tax-exempt bonds was issued, an increase of over 40% compared to the same period a year ago. During the three-month period ended June 30, 2001, tax-exempt bond issuance was particularly heavy, with more than $75 billion in long-term municipal bonds underwritten, an increase of over 45% compared to the same three-month period a year ago.

Historically, June has been a period of weak investor demand for tax-exempt products as investors are often forced to liquidate bond positions to meet Federal and state tax payments. In recent months, there was no appreciable selling by retail accounts. It has been noted that, thus far in 2001, new net cash inflows into municipal bond mutual funds have reached $4 billion compared to new net cash outflows of more than $13 billion for the same period a year ago. This suggests that the positive technical structure of the municipal market has remained intact. Also, the months of June and July tend to be periods of strong retail demand in response to the larger-coupon income payments and proceeds from bond maturities these months generate. Additionally, short-term tax-exempt interest rates are poised to move lower. Seasonal tax pressures have kept short-term municipal rates artificially high, although not as high as in recent years. As these pressures abate, short-term interest rates are likely to decline below 3%. As short-term interest rates decline, investors have tended to extend maturities to take advantage of the steep municipal yield curve. We believe all of these factors should enhance the tax-exempt market's technical position in the coming months.

Looking forward, the municipal market's direction appears uncertain. Should the US economy materially weaken into late summer, the Federal Reserve Board may be forced to ease monetary policy to a greater extent than investors currently expect. The prospect of two or three additional interest rate easings may push fixed-income bond yields, including municipal bond yields, lower. However, should the cumulative 275 basis point reduction in short-term interest rates by the Federal Reserve Board and the economic stimulus produced by recent Federal tax reform combine to restore consumer confidence and economic activity, tax-exempt bond yields may not decline further. Given the strong technical position of the municipal bond market, we believe the tax-exempt market is poised to continue to outperform its taxable counterpart in the coming months.

Portfolio Strategy

During the six-month period ended June 30, 2001, the high-yield tax-exempt market saw a marked improvement in valuations for much of the high-yield sector, in contrast to the prior six-month period, in which the high-yield tax-exempt market deteriorated significantly. The more constructive environment was attributable to the abrupt and forceful easing of monetary policy in January 2001 by the Federal Reserve Board in response to a rapid deterioration in economic fundamentals. Encouraged by prospects of steadily declining short-term interest rates, fixed-income investors increased exposure to speculative-grade credits in anticipation of the stimulative effect of an easing in monetary policy. Implicit in the decision to reallocate asset weightings in this manner has been the belief that credit spreads already reflect current weak economic conditions. The anticipatory nature of markets suggests that investors are looking beyond present circumstances and are now beginning to discount an eventual economic rebound. In effect, the investors are demonstrating their conviction that the Federal Reserve Board will be successful in its efforts to reignite growth.

While these developments suggest a brighter outlook ahead, the months leading up to the Federal Reserve Board's first rate reduction proved to be a difficult environment for investors in the high-yield market. Poor liquidity and anemic investor demand continued to chip away at valuations. The effect was all the more pronounced as the late year bond market rally was largely confined to the higher


                                     2 & 3

                                        Apex Municipal Fund, Inc., June 30, 2001

investment-grade sectors. By year end, with investor sentiment at its nadir and credit spreads near their widest point in several years, the stage was set for the Federal Reserve Board's surprise move and the ensuing turnaround.

Our investment strategy remains largely unchanged. We have consistently sought to manage reinvestment risk in an effort to stabilize the Fund's dividend stream in a variety of interest rate environments. The distressed nature of the high-yield market provided the opportunity to continue the gradual restructuring of the Fund at some of the most attractive yields in recent years. Recent additions to the Fund included a senior living project in North Carolina and tax increment financing in Missouri. Despite the well-publicized financial woes affecting California's two largest privately owned utilities, the utility sector remains a favorite given current trends toward consolidation within the industry. The Fund had no exposure to either utility and was unaffected by the subsequent decline in market value of their respective debt obligations. Apart from the debt issued by Southern California Edison and Pacific Gas and Electric, the utility sector has been one of the best-performing groups in the tax-exempt high-yield market. Notwithstanding our favorable outlook, this outperformance prompted us to reduce our exposure modestly as a means of funding new purchases.

In Conclusion

We appreciate your ongoing interest in Apex Municipal Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Theodore R. Jaeckel Jr.

Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager


/s/ John M. Loffredo

John M. Loffredo
Vice President and Portfolio Manager

June 30, 2001

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                        S&P     Moody's    Face
STATE                 Ratings   Ratings   Amount   Issue                                                                      Value
====================================================================================================================================
Alabama--0.7%         B         NR*      $ 1,000   Brewton, Alabama, IDB, PCR, Refunding (Container Corporation of
                                                   America--Jefferson Smurfit Corp. Project), 8% due 4/01/2009               $ 1,022
                      CCC       NR*        5,285   Mobile, Alabama, IDB, Solid Waste Disposal Revenue Refunding Bonds
                                                   (Mobile Energy Services Co. Project), 6.95% due 1/01/2020 (g)                 264
====================================================================================================================================
Alaska--1.4%          NR*       NR*        2,000   Alaska Industrial Development and Expert Authority Revenue Bonds
                                                   (Williams Lynxs Alaska Cargoport), AMT, 8% due 5/01/2023                    2,022
                      A1+       VMIG1+       500   Valdez, Alaska, Marine Terminal Revenue Refunding Bonds (Exxon
                                                   Pipeline Company Project), VRDN, Series A, 3.25% due 12/01/2033 (f)           500
====================================================================================================================================
Arizona--3.9%         NR*       NR*        1,505   Maricopa County, Arizona, IDA, M/F Housing Revenue Bonds (Sun King
                                                   Apartments Project), Sub-Series C, 9.50% due 11/01/2031                     1,540
                      NR*       B3         4,000   Phoenix, Arizona, IDA, Airport Facility Revenue Refunding Bonds
                                                   (America West Airlines Inc. Project), AMT, 6.30% due 4/01/2023              3,268
                      B+        Ba3        2,500   Pima County, Arizona, IDA, Industrial Revenue Refunding Bonds
                                                   (Tucson Electric Power Company Project), Series C, 6% due 9/01/2029         2,344
====================================================================================================================================
California--3.4%      AAA       NR*        5,500   Los Angeles, California, Department of Water and Power, Electric
                                                   Plant Revenue Bonds, RIB, Series 144, 8.09% due 6/15/2029 (b)(e)            6,326
====================================================================================================================================
Colorado--2.9%        NR*       NR*        3,000   Denver, Colorado, Urban Renewal Authority, Tax Increment Revenue
                                                   Bonds (Pavilions), AMT, 7.75% due 9/01/2016                                 3,190
                      NR*       NR*        1,640   Lincoln Park, Colorado, Metropolitan District, GO, Refunding, 7.75%
                                                   due 12/01/2026                                                              1,622
                      BB+       Ba1          595   Northwest Parkway, Colorado, Public Highway Authority Revenue Bonds,
                                                   First Tier, Sub-Series D, 7.125% due 6/15/2041                                588
====================================================================================================================================
Connecticut--1.8%     BBB       Baa2       2,000   Connecticut State Development Authority, PCR, Refunding (Connecticut
                                                   Light and Power Company), Series A, 5.85% due 9/01/2028                     1,992
                      NR*       B1         1,350   New Haven, Connecticut, Facility Revenue Bonds (Hill Health
                                                   Corporation Project), 9.25% due 5/01/2017                                   1,387
====================================================================================================================================

Portfolio Abbreviations

To simplify the listings of Apex Municipal Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT   Alternative Minimum Tax (subject to)
EDA   Economic Development Authority
GO    General Obligation Bonds
IDA   Industrial Development Authority
IDB   Industrial Development Board
IDR   Industrial Development Revenue Bonds
M/F   Multi-Family
PCR   Pollution Control Revenue Bonds
RIB   Residual Interest Bonds
VRDN  Variable Rate Demand Notes


                                     4 & 5

                                        Apex Municipal Fund, Inc., June 30, 2001

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                        S&P     Moody's    Face
STATE                 Ratings   Ratings   Amount   Issue                                                                      Value
====================================================================================================================================
Florida--8.4%         NR*       NR*      $   935   Arbor Greene Community Development District, Florida, Special
                                                   Assessment Revenue Bonds, 7.60% due 5/01/2018                             $   997
                      NR*       NR*        2,500   Hillsborough County, Florida, IDA, Exempt Facilities Revenue Bonds
                                                   (National Gypsum), AMT, Series A, 7.125% due 4/01/2030                      1,963
                      NR*       NR*        3,000   Lee County, Florida, IDA, Health Care Facilities Revenue Bonds
                                                   (Cypress Cove Healthpark), Series A, 6.375% due 10/01/2025                  2,589
                      NR*       NR*        3,000   Orlando, Florida, Special Assessment Bonds (Conroy Road Interchange
                                                   Project), Series A, 5.80% due 5/01/2026                                     2,774
                      NR*       NR*        3,800   Parkway Center, Florida, Community Development District, Special
                                                   Assessment Refunding Bonds, Series B, 8% due 5/01/2010                      3,830
                      NR*       NR*        3,300   Tampa Palms, Florida, Open Space and Transportation Community
                                                   Development District Revenue Bonds, Capital Improvement (Richmond
                                                   Place Project), 7.50% due 5/01/2018                                         3,487
====================================================================================================================================
Georgia--2.1%         NR*       NR*        3,760   Atlanta, Georgia, Urban Residential Finance Authority, M/F Mortgage
                                                   Revenue Bonds (Northside Plaza Apartments Project), AMT, 9.75%
                                                   due 11/01/2020                                                              3,853
====================================================================================================================================
Idaho--0.8%           NR*       NR*        1,470   Idaho Health Facilities Authority, Revenue Refunding Bonds (Valley
                                                   Vista Care Corporation), Series A, 7.75% due 11/15/2016                     1,436
====================================================================================================================================
Illinois--1.9%        NR*       NR*        3,190   Illinois Development Finance Authority, Primary Health Care Centers
                                                   Facilities, Acquisition Program Revenue Bonds, 7.75% due 12/01/2016         3,443
====================================================================================================================================
Indiana--2.5%         NR*       NR*        2,600   Indiana State Educational Facilities Authority, Revenue Refunding
                                                   Bonds (Saint Joseph's College Project), 7% due 10/01/2029                   2,720
                      NR*       NR*        1,925   Indianapolis, Indiana, M/F Revenue Bonds (Lake Nora Fox Club Project),
                                                   Series B, 7.50% due 10/01/2029                                              1,890
====================================================================================================================================
Iowa--6.4%            NR*       NR*       10,000   Iowa Finance Authority, Health Care Facilities Revenue Refunding Bonds
                                                   (Care Initiatives Project), 9.25% due 7/01/2025                            11,923
====================================================================================================================================
Louisiana--3.0%       BB-       NR*        5,500   Port New Orleans, Louisiana, IDR, Refunding (Continental Grain
                                                   Company Project), 7.50% due 7/01/2013                                       5,570
====================================================================================================================================
Maryland--3.9%        NR*       NR*        1,875   Anne Arundel County, Maryland, Special Obligation Revenue Bonds
                                                   (Arundel Mills Project), 7.10% due 7/01/2029                                2,001
                      NR*       NR*        5,000   Maryland State Energy Financing Administration, Limited Obligation
                                                   Revenue Bonds (Cogeneration--AES Warrior Run), AMT, 7.40% due
                                                   9/01/2019                                                                   5,174
====================================================================================================================================
Massachusetts--3.0%   NR*       NR*        1,255   Boston, Massachusetts, Industrial Development Financing Authority,
                                                   Solid Waste Disposal Facility Revenue Bonds (Jet-A-Way Project),
                                                   AMT, 10.50% due 1/01/2011                                                   1,303
                      NR*       Ba2        3,000   Massachusetts State Health and Educational Facilities Authority,
                                                   Revenue Refunding Bonds (Bay Cove Human Services Issue), Series A,
                                                   5.90% due 4/01/2028                                                         2,443
                      NR*       NR*        1,800   Massachusetts State Industrial Finance Agency Revenue Bonds, Sewer
                                                   Facility (Resource Control Composting), AMT, 9.25% due 6/01/2010            1,816
====================================================================================================================================
Minnesota--1.8%       NR*       NR*        3,220   Anoka, Minnesota, M/F Housing Revenue Bonds (Rainbow Plaza Apartments
                                                   Project), 9.375% due 12/01/2024                                             3,243
====================================================================================================================================
Mississippi--1.2%     NR*       VMIG1+       355   Jackson County, Mississippi, PCR, Refunding (Chevron U.S.A. Inc.
                                                   Project), VRDN, 3.25% due 12/01/2016 (f)                                      355
                      BBB-      Ba1        2,000   Mississippi Business Finance Corporation, Mississippi, PCR, Refunding
                                                   (System Energy Resources Inc. Project), 5.875% due 4/01/2022                1,880
====================================================================================================================================
Missouri--0.7%        NR*       NR*        1,200   Fenton, Missouri, Tax Increment Revenue Refunding and Improvement
                                                   Bonds (Gravois Bluffs), 7% due 10/01/2021                                   1,223
====================================================================================================================================
Nevada--1.1%          BBB       Baa2       2,500   Henderson, Nevada, Health Care Facility Revenue Bonds (Catholic
                                                   Healthcare West--Saint Rose Dominican Hospital), 5.375% due 7/01/2026       2,101
====================================================================================================================================
New Jersey--12.5%                                  Camden County, New Jersey, Improvement Authority, Lease Revenue Bonds
                                                   (Holt Hauling & Warehousing), AMT, Series A:
                      NR*       NR*        2,000     9.625% due 1/01/2011                                                      1,874
                      NR*       NR*        4,500     9.875% due 1/01/2021                                                      4,216
                      CCC       B2         6,000   Camden County, New Jersey, Pollution Control Financing Authority,
                                                   Solid Waste Resource Recovery Revenue Refunding Bonds, AMT, Series A,
                                                   7.50% due 12/01/2010                                                        5,814
                      NR*       NR*        3,000   New Jersey EDA, Economic Development Revenue Bonds (Glimcher Properties
                                                   LP Project), AMT, 6% due 11/01/2028                                         2,676
                      BBB-      NR*        1,500   New Jersey EDA, First Mortgage Revenue Bonds (Fellowship Village),
                                                   Series C, 5.50% due 1/01/2028                                               1,235
                      NR*       NR*        1,500   New Jersey EDA, IDR, Refunding (Newark Airport Marriott Hotel), 7% due
                                                   10/01/2014                                                                  1,523
                      NR*       NR*        3,700   New Jersey EDA, Retirement Community Revenue Bonds (Seabrook Village
                                                   Inc.), Series A, 8.125% due 11/15/2023                                      3,716
                      BBB-      Baa3       2,000   New Jersey Health Care Facilities Financing Authority, Revenue
                                                   Refunding Bonds (Trinitas Hospital Obligation Group), 7.375% due
                                                   7/01/2015                                                                   2,060
====================================================================================================================================
New Mexico--2.7%      B+        Ba3        5,000   Farmington, New Mexico, PCR, Refunding (Tucson Electric Power Co.--San
                                                   Juan Project), Series A, 6.95% due 10/01/2020                               5,024
====================================================================================================================================
New York--1.8%                                     Utica, New York, GO, Public Improvement:
                      BB        Ba1          700     9.25% due 8/15/2004                                                         761
                      BB        Ba1          700     9.25% due 8/15/2005                                                         777
                      BB        Ba1          635     9.25% due 8/15/2006                                                         720
                      BB        Ba1          475     8.50% due 8/15/2013                                                         529
                      BB        Ba1          475     8.50% due 8/15/2014                                                         529
====================================================================================================================================
North Carolina--0.9%  NR*       NR*        1,600   North Carolina Medical Care Commission, Health Care Facilities, First
                                                   Mortgage Revenue Refunding Bonds (Presbyterian Homes Project), 7% due
                                                   10/01/2031                                                                  1,665
====================================================================================================================================
Ohio--3.4%            NR*       Ba2        7,185   Cleveland, Ohio, Airport Special Revenue Refunding Bonds (Continental
                                                   Airlines Inc. Project), AMT, 5.70% due 12/01/2019                           6,266
====================================================================================================================================
Oregon--1.6%          NR*       NR*        2,160   Klamath Falls, Oregon, Electric Revenue Refunding Bonds (Klamath
                                                   Cogeneration Project), Senior Lien, 6% due 1/01/2025                        2,046
                      NR*       NR*        1,000   Western Generation Agency, Oregon, Cogeneration Project Revenue Bonds
                                                   (Wauna Cogeneration Project), AMT, Series B, 7.40% due 1/01/2016            1,027
====================================================================================================================================
Pennsylvania--9.1%    NR*       Ba2        2,000   Lehigh County, Pennsylvania, General Purpose Authority, Revenue
                                                   Refunding Bonds (Kidspeace Obligation Group), 6% due 11/01/2023             1,696
                                                   Montgomery County, Pennsylvania, Higher Education and Health Authority,
                                                   Revenue Refunding Bonds (Faulkeways at Gwynedd Project):
                      BBB+      NR*          900     6.75% due 11/15/2024                                                        922
                      BBB+      NR*          925     6.75% due 11/15/2030                                                        944


                                     6 & 7

                                        Apex Municipal Fund, Inc., June 30, 2001

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                        S&P     Moody's    Face
STATE                 Ratings   Ratings   Amount   Issue                                                                      Value
====================================================================================================================================
Pennsylvania                                   4   Northhampton Pulp LLC (d)(g)                                             $    530
(concluded)           AAA       Aaa      $ 2,000   Pennsylvania State Higher Education Assistance Agency, Student Loan
                                                   Revenue Bonds, RIB, AMT, 6.173% due 3/01/2022 (a)(e)                        2,115
                      AAA       NR*        4,000   Pennsylvania State Higher Educational Facilities Authority, College
                                                   and University Revenue Bonds (Eastern College), Series B, 8% due
                                                   10/15/2006 (c)                                                              4,868
                      NR*       NR*        5,500   Philadelphia, Pennsylvania, Authority for IDR, Commercial Development,
                                                   AMT, 7.75% due 12/01/2017                                                   5,791
====================================================================================================================================
South Carolina--0.5%  BBB-      NR*        1,000   South Carolina Jobs EDA Revenue Bonds (Myrtle Beach Convention Center),
                                                   Series A, 6.625% due 4/01/2036                                              1,004
====================================================================================================================================
Texas--4.0%           BBB-      Baa3       1,000   Austin, Texas, Convention Center Revenue Bonds (Convention Enterprises
                                                   Inc.), First Tier, Series A, 6.70% due 1/01/2028                            1,015
                      BBB       Baa2       6,500   Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                                   Semiconductor), AMT, 6.375% due 4/01/2027                                   6,479
====================================================================================================================================
Utah--1.2%            NR*       NR*        2,240   Carbon County, Utah, Solid Waste Disposal Revenue Refunding Bonds
                                                   (Laidlaw Environmental), AMT, Series A, 7.45% due 7/01/2017                 2,289
====================================================================================================================================
Virginia--8.2%        NR*       NR*        2,500   Dulles Town Center, Virginia, Community Development Authority, Special
                                                   Assessment Tax (Dulles Town Center Project), 6.25% due 3/01/2026            2,441
                      NR*       NR*        4,215   Peninsula Ports Authority, Virginia, Revenue Refunding Bonds (Port
                                                   Facility--Zeigler Coal), 6.90% due 5/02/2022                                2,740
                      NR*       NR*        3,000   Pittsylvania County, Virginia, IDA, Revenue Refunding Bonds,
                                                   Exempt-Facility, AMT, Series A, 7.50% due 1/01/2014                         2,878
                                                   Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds:
                      NR*       Ba1        6,200     First Tier, Sub-Series C, 6.25%** due 8/15/2033                             561
                      NR*       Ba1        6,200     First Tier, Sub-Series C, 6.25%** due 8/15/2034                             521
                      BBB-      Baa3      32,600     Senior Series B, 5.875%** due 8/15/2025                                   6,098
====================================================================================================================================
Washington--1.4%      NR*       NR*        2,600   Port Seattle, Washington, Special Facilities Revenue Bonds (Northwest
                                                   Airlines Project), AMT, 7.25% due 4/01/2030                                 2,559
====================================================================================================================================
                      Total Investments (Cost--$187,991)--98.2%                                                              181,988

                      Other Assets Less Liabilities--1.8%                                                                      3,258
                                                                                                                            --------
                      Net Assets--100.0%                                                                                    $185,246
                                                                                                                            ========
====================================================================================================================================

(a)   AMBAC Insured.
(b)   FSA Insured.
(c)   Prerefunded.
(d) These shares represent an equity interest in the reorganization of Ponderosa Fibres PA. The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(e) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 2001.
(f) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 2001.
(g)   Non-income producing security.
  *   Not Rated.
 ** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
  +   Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

              As of June 30, 2001
==============================================================================================================
Assets:       Investments, at value (identified cost--$187,991,181) .........                    $ 181,988,382
              Cash ..........................................................                          140,866
              Interest receivable ...........................................                        3,350,693
              Prepaid expenses and other assets .............................                           16,195
                                                                                                 -------------
              Total assets ..................................................                      185,496,136
                                                                                                 -------------
==============================================================================================================
Liabilities:  Payables:
                Dividends to shareholders ...................................     $  108,703
                Investment adviser ..........................................         92,021           200,724
                                                                                  ----------
              Accrued expenses and other liabilities ........................                           49,101
                                                                                                 -------------
              Total liabilities .............................................                          249,825
                                                                                                 -------------
==============================================================================================================
Net Assets:   Net assets ....................................................                    $ 185,246,311
                                                                                                 =============
==============================================================================================================
Capital:      Common Stock, $.10 par value, 150,000,000 shares authorized;
              19,596,732 shares issued and outstanding ......................                    $   1,959,673
              Paid-in capital in excess of par ..............................                      211,626,481
              Undistributed investment income--net ..........................                          953,493
              Accumulated realized capital losses on investments--net .......                      (23,290,537)
              Unrealized depreciation on investments--net ...................                       (6,002,799)
                                                                                                 -------------
              Total capital--Equivalent to $9.45 net asset value per share
              of Common Stock (market price--$9.10) .........................                    $ 185,246,311
                                                                                                 =============
==============================================================================================================

See Notes to Financial Statements.


                                     8 & 9

                                        Apex Municipal Fund, Inc., June 30, 2001

STATEMENT OF OPERATIONS

                       For the Year Ended June 30, 2001
===================================================================================================================
Investment             Interest and amortization of premium and discount earned ...                    $ 13,089,578
Income:
===================================================================================================================
Expenses:              Investment advisory fees ...................................     $1,186,788
                       Professional fees ..........................................         61,628
                       Accounting services ........................................         55,796
                       Listing fees ...............................................         43,630
                       Directors' fees and expenses ...............................         40,482
                       Transfer agent fees ........................................         30,550
                       Printing and shareholder reports ...........................         29,923
                       Custodian fees .............................................         15,717
                       Pricing fees ...............................................         12,755
                       Other ......................................................         15,435
                                                                                        ----------
                       Total expenses .............................................                       1,492,704
                                                                                                       ------------
                       Investment income--net .....................................                      11,596,874
                                                                                                       ------------
===================================================================================================================
Realized & Unrealized  Realized loss on investments--net ..........................                      (1,269,704)
Gain (Loss) on         Change in unrealized depreciation on investments--net ......                       3,734,670
Investments--Net:                                                                                      ------------
                       Net Increase in Net Assets Resulting from Operations .......                    $ 14,061,840
                                                                                                       ============
===================================================================================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                      For the Year
                                                                                                     Ended June 30,
                                                                                            --------------------------------
                 Increase (Decrease) in Net Assets:                                              2001                2000
============================================================================================================================
Operations:      Investment income--net ...............................................     $  11,596,874      $  12,922,384
                 Realized loss on investments--net ....................................        (1,269,704)        (8,184,667)
                 Change in unrealized appreciation/depreciation on investments--net ...         3,734,670        (12,015,330)
                                                                                            -------------      -------------
                 Net increase (decrease) in net assets resulting from operations ......        14,061,840         (7,277,613)
                                                                                            -------------      -------------
============================================================================================================================
Dividends to     Investment income--net ...............................................       (11,694,527)       (13,041,174)
Shareholders:                                                                               -------------      -------------
                 Net decrease in net assets resulting from dividends to shareholders ..       (11,694,527)       (13,041,174)
                                                                                            -------------      -------------
============================================================================================================================
Net Assets:      Total increase (decrease) in net assets ..............................         2,367,313        (20,318,787)
                 Beginning of year ....................................................       182,878,998        203,197,785
                                                                                            -------------      -------------
                 End of year* .........................................................     $ 185,246,311      $ 182,878,998
                                                                                            =============      =============
============================================================================================================================
               * Undistributed investment income--net .................................     $     953,493      $   1,051,146
                                                                                            =============      =============
============================================================================================================================

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                   The following per share data and ratios have been derived
                   from information provided in the financial statements.                   For the Year Ended June 30,
                                                                               ----------------------------------------------------
                   Increase (Decrease) in Net Asset Value:                       2001       2000       1999       1998       1997
===================================================================================================================================
Per Share          Net asset value, beginning of year .......................  $   9.33   $  10.37   $  10.60   $  10.25   $  10.01
Operating                                                                      --------   --------   --------   --------   --------
Performance:       Investment income--net ...................................       .59        .66        .63        .64        .64
                   Realized and unrealized gain (loss) on investments--net ..       .13      (1.03)      (.23)       .35        .26
                                                                               --------   --------   --------   --------   --------
                   Total from investment operations .........................       .72       (.37)       .40        .99        .90
                                                                               --------   --------   --------   --------   --------
                   Less dividends from investment income--net ...............      (.60)      (.67)      (.63)      (.64)      (.66)
                                                                               --------   --------   --------   --------   --------
                   Net asset value, end of year .............................  $   9.45   $   9.33   $  10.37   $  10.60   $  10.25
                                                                               ========   ========   ========   ========   ========
                   Market price per share, end of year ......................  $   9.10   $ 8.9375   $  10.25   $  10.50   $ 9.9375
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================
Total Investment   Based on market price per share ..........................     9.05%     (6.22%)     3.68%     12.42%     16.66%
Return:*                                                                       ========   ========   ========   ========   ========
                   Based on net asset value per share .......................     8.48%     (3.23%)     3.90%     10.03%      9.69%
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================
Ratios to Average  Expenses .................................................      .82%       .81%       .81%       .86%       .79%
Net Assets:                                                                    ========   ========   ========   ========   ========
                   Investment income--net ...................................     6.35%      6.71%      5.93%      6.08%      6.34%
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================
Supplemental       Net assets, end of year (in thousands) ...................  $185,246   $182,879   $203,198   $207,460   $200,372
Data:                                                                          ========   ========   ========   ========   ========
                   Portfolio turnover .......................................       17%        20%        40%        34%        79%
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

      See Notes to Financial Statements.


                                    10 & 11

                                        Apex Municipal Fund, Inc., June 30, 2001

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Apex Municipal Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol APX. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective July 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $34,920 increase to the cost of securities and a corresponding $34,920 decrease to net unrealized depreciation, based on debt securities held as of June 30, 2001.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .65% of the Fund's average weekly net assets.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM at its cost for such services. For the year ended June 30, 2001, the Fund reimbursed FAM an aggregate of $24,777 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2001 were $32,987,549 and $30,827,448, respectively.

Net realized losses for the year ended June 30, 2001 and net unrealized losses as of June 30, 2001 were as follows:

--------------------------------------------------------------------------------
                                                     Realized        Unrealized
                                                      Losses           Losses
--------------------------------------------------------------------------------
Long-term investments ..............                $(1,269,704)    $(6,002,799)
                                                    -----------     -----------
Total ..............................                $(1,269,704)    $(6,002,799)
                                                    ===========     ===========
--------------------------------------------------------------------------------

As of June 30, 2001, net unrealized depreciation for Federal income tax purposes aggregated $6,002,799, of which $6,289,210 related to appreciated securities and $12,292,009 related to depreciated securities. The aggregate cost of investments at June 30, 2001 for Federal income tax purposes was $187,991,181.

4. Common Stock Transactions:

At June 30, 2001, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 150,000,000 shares were authorized. Shares issued and outstanding during the years ended June 30, 2001 and June 30, 2000 remained constant.

5. Capital Loss Carryforward:

At June 30, 2001, the Fund had a net capital loss carryforward of approximately $22,153,000, of which $2,775,000 expires in 2002, $1,754,000 expires in 2003,
$7,057,000 expires in 2004, $1,312,000 expires in 2005, $938,000 expires in
2006, $2,975,000 expires in 2008 and $5,342,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains. Expired capital loss carryforward in the amount of $3,879,734 has been reclassified to paid-in capital in excess of par.

6. Subsequent Event:

On July 5, 2001, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.049283 per share, payable on July 30, 2001 to shareholders of record as of July 17, 2001.


                                    12 & 13

                                        Apex Municipal Fund, Inc., June 30, 2001

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Apex Municipal Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Apex Municipal Fund, Inc. as of June 30, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and the financial highlights present fairly, in all material respects, the financial position of Apex Municipal Fund, Inc. as of June 30, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
August 3, 2001

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions declared monthly by Apex Municipal Fund, Inc. during its taxable year ended June 30, 2001 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

ABOUT INVERSE FLOATERS

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse securities, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Vincent R. Giordano, Senior Vice President
Theodore R. Jaeckel Jr., Vice President
John M. Loffredo, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary

Custodian & Transfer Agent

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

APX


                                    14 & 15

[LOGO] Merrill Lynch  Investment Managers
--------------------------------------------------------------------------------
                                                    [GRAPHIC OMITTED]

Apex Municipal Fund, Inc. seeks to provide shareholders with high current income exempt from Federal income taxes by investing primarily in a portfolio of medium-to-lower grade or unrated municipal obligations, the interest on which is exempt from Federal income taxes in the opinion of bond counsel to the issuer.

This report, including the financial information herein, is transmitted to shareholders of Apex Municipal Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Apex Municipal Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

--------------------------------------------------------------------------------
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